Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
12.	INCOME TAXES

The income tax provision (benefit) is based on earnings (loss) from continuing operations before income taxes:

Years ended December 31,	2011	2010	2009
U.S.	$90.7	$59.9	$15.6
Non-U.S.	142.5	135.4	(35.1)

Total	$233.2	$195.3	$(19.5)

The components of the income tax provision (benefit) are as follows:

Years ended December 31,	2011	2010	2009
Current:
U.S. Federal	$4.6	$0.9	$(3.3)
Non-U.S.	39.0	30.6	35.6
Other, principally state	(1.4)	0.5	0.4

Total	$42.2	$32.0	$32.7

Deferred:
U.S. Federal	$26.1	$25.0	$7.4
Non-U.S.	(7.8)	(9.4)	(51.7)
Other, principally state	4.3	2.9	2.7

Total	$22.6	$18.5	$(41.6)

Total income tax provision (benefit)	$64.8	$50.5	$(8.9)

A reconciliation of our effective tax rate to the U.S. federal income tax rate is as follows:

Years ended December 31,	2011	2010	2009
Federal income tax rate	35.0%	35.0%	(35.0%)
Research and development credit	(0.8%)	(0.9%)	(9.3%)
Income subject to other than the federal income tax rate	(4.2%)	(5.0%)	(2.7%)
Change in tax rates	(0.9%)	0.2%	5.8%
State taxes, net of federal benefits	0.7%	0.9%	(13.2%)
Valuation allowance	(0.5%)	(8.2%)	17.7%
Tax law change	0.0%	4.3%	0.0%
Favorable resolution of prior year audits	(1.6%)	(0.5%)	(19.6%)
Other charges, net	0.1%	0.1%	10.5%

Effective tax rate	27.8%	25.9%	(45.8%)

U.S. and non-U.S. earnings of consolidated companies, before income taxes, include all earnings derived from operations in the respective U.S. and non-U.S. geographic areas; whereas provisions (benefits) for income taxes include all income taxes payable to (receivable from) U.S. Federal, non-U.S. and other governments as applicable, regardless of the sites in which the taxable income (loss) is generated.

Income taxes paid in 2011, 2010, and 2009 were $80.3, $59.1, and $30.0, respectively, and include non-U.S. taxes of $52.6, $41.5, and $28.9 in 2011, 2010, and 2009, respectively. Net income taxes paid related to the pre-acquisition tax period of the Surface Specialties entities in 2011, 2010, and 2009 were $0.0, $0.0, and $2.1, respectively, in which all such amounts have been reimbursed to us thus far from UCB SA ("UCB") pursuant to the Stock and Asset Purchase Agreement.

The temporary differences that give rise to a significant portion of deferred tax assets and liabilities are as follows:

December 31,	2011	2010
Deferred tax assets:
Allowance for bad debts	$2.2	$2.5
Self insurance accruals	19.4	20.4
Operating accruals	5.6	5.8
Environmental accruals	28.2	26.4
Pension and postretirement benefit liabilities	116.8	131.0
Employee benefit accruals	33.0	35.0
Tax credit carry forwards	28.0	25.1
Net operating losses	58.5	70.5
Inventory	1.4	0.0
Other	5.3	1.1

Gross deferred tax assets	$298.4	$317.8
Valuation allowance	(21.4)	(22.7)

Total net deferred tax assets	$277.0	$295.1

Deferred tax liabilities:
Inventory	$0.0	$(3.0)
Plants, equipment and facilities	(144.1)	(155.6)
Insurance receivables	(8.1)	(8.8)
Intangibles	(136.8)	(136.6)
Other	(0.9)	(0.8)

Gross deferred tax liabilities	$(289.9)	$(304.8)

Net deferred tax assets/(liabilities)	$(12.9)	$(9.7)

No provision has been made for U.S. or additional non-U.S. taxes on the undistributed earnings of international subsidiaries totaling $593.9 since we intend to reinvest these earnings. It is not practicable to calculate the unrecognized deferred tax liability on such earnings. U.S. foreign tax credits would be available to substantially reduce any amount of additional U.S. tax that might be payable on these earnings in the event of a distribution.

We have U.S. foreign tax credit carryforwards of $16.7 available as of December 31, 2011 to offset future U.S. tax liabilities. Such U.S. foreign tax credits will expire at various dates starting in 2019. We have $13.6 of state tax credits of which $10.3 will be carried forward indefinitely with the balance to expire at various dates starting in 2012. Additionally, we have $2.4 of foreign jurisdiction tax credits related to our operations in Belgium, which do not expire.

At December 31, 2011, we have U.S. federal income tax net operating loss carryforwards of $1.4 relating to our 1998 acquisition of The American Materials & Technologies Corporation available to offset future taxable income. Utilization of those loss carryforwards is limited under certain provisions of the Internal Revenue Code. The carryforwards begin to expire at various dates starting in 2012 through 2018. We have state net operating losses totaling $264.1 which are available to offset future taxable income in the respective states. The total state carryforwards expire at various dates starting in 2012 through 2029. In addition, we have foreign net operating losses totaling $149.7, primarily related to our operations in Europe and Brazil. These net operating losses are available to offset future taxable income in the respective foreign countries. Of the total foreign carryforwards, approximately $28.8 expires at various dates starting in 2014, while $120.9 can be utilized over an indefinite period.

Our long-term earnings trend makes it more likely than not that we will generate sufficient taxable income on a consolidated basis to realize our net deferred tax assets with the exception of certain state net operating losses and state tax credits, and various foreign deferred tax assets. Accordingly, we have recorded a valuation allowance of $21.4 and $22.7 as of December 31, 2011 and 2010, respectively. For 2011, the $1.3 valuation allowance activity primarily consisted of a decrease to the valuation allowance for foreign net operating losses and other foreign deferred tax assets ($0.9), and state tax credits and other state deferred tax assets ($0.4). As of December 31, 2011, $21.2 of the valuation allowance is attributable to U.S. state tax attributes and $0.2 primarily relates to foreign net operating losses. For 2010, the $17.0 valuation allowance activity primarily consisted of a decrease to the valuation allowance for foreign net operating losses and other foreign deferred tax assets ($16.7), and state tax credits and other state deferred tax assets ($0.3). As of December 31, 2010, $21.6 of the valuation allowance is attributable to U.S. state tax attributes and $1.1 primarily relates to foreign net operating losses.

During 2009, we settled German and Italian tax audits for certain international subsidiaries acquired as part of the Surface Specialties acquisition. The German audit covered the pre-acquisition periods 1999 – 2003 and the Italian audit pertained to the 2004 - 2007 tax years. Amounts paid to the tax authorities in settlement of these audits were reimbursed by UCB, in whole or in part, in accordance with the Surface Specialties Stock and Asset Purchase Agreement. We also recorded a net tax benefit of $3.8 based on the favorable resolution of the Italian audit.

During 2010, we settled a German tax audit for certain international subsidiaries acquired as part of the Surface Specialties acquisition. The German audit covered the pre-acquisition periods 2004 through 2007. Amounts received from the tax authorities in settlement of this audit related to the pre-acquisition period have been reimbursed to UCB, in whole or in part, in accordance with the Surface Specialties Stock and Asset Purchase Agreement. We also recorded a net tax benefit of $1.0 based on the favorable resolution of the audit.

During 2011, we settled a Belgium tax audit for certain international subsidiaries acquired as part of the Surface Specialties acquisition. The Belgium audit covered the post-acquisition periods 2008 and 2009. We recorded a net tax benefit of $3.8 based on the favorable resolution of the audit.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 established a U.S. Medicare prescription drug benefit and a tax-free federal subsidy to companies that sponsored retiree health care plans. Pursuant to The Patient Protection and Affordable Care Act, as signed into law on March 23, 2010, as amended by the Health Care and Education Reconciliation Act of 2010 on March 30, 2010, the U.S. tax deductible prescription drug costs will now be reduced by the aforementioned federal subsidy. The impact of this legislation will reduce the future tax deductions with respect to the Company's prescription drug costs. Accordingly, we recorded an $8.3 charge to tax expense from continuing operations in the first quarter 2010 to reflect the reduction in the related deferred tax asset.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (2010 Tax Relief Act), as signed into law on December 17, 2010 brought about significant tax changes including, but not limited to, the retroactive extension of tax incentives for businesses. These business tax incentives, retroactively reinstated and extended through 2011, include the research and development credit as well as the favorable look-through treatment of payments between related controlled foreign corporations.

We are subject to income tax in many U.S. and international jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities with respect to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation.

We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon settlement with the tax authorities.

The amount of gross unrecognized tax benefits at December 31, 2010 was $38.3 (excluding interest), of which $21.7 would impact our effective tax rate, if recognized. As of December 31, 2011, the amount of gross unrecognized tax benefits is $35.5 (excluding interest), of which $19.6 would impact our effective tax rate, if recognized.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense in the consolidated statements of income. We had recorded a liability for the payment of interest and penalties (gross), of approximately $6.6 as of January 1, 2011, increasing by current year net activity of $0.1, thus resulting in a liability for the payment of interest and penalties of $6.7 as of December 31, 2011.

Set forth below is the tabular roll-forward of our 2011 and 2010 unrecognized tax benefits from uncertain tax positions:

	2011	2010
Balance as of beginning of the year	$38.3	$37.9
Increase due to tax positions related to current periods	3.5	3.2
Increase due to tax positions related to prior periods	0.8	1.5
Decrease due to tax positions related to current periods	(0.3)	0.0
Decrease due to tax positions related to prior periods	(6.6)	(3.6)
Settlements	0.0	0.0
Foreign exchange	(0.2)	(0.7)

Balance as of the end of the year	$35.5	$38.3

Audit outcomes and the timing of audit settlements are subject to significant uncertainty. Any settlements or statute of limitations expirations could likely result in a decrease in our uncertain tax positions. We estimate that within the next 12 months, our gross unrecognized tax benefits, exclusive of interest, could decrease by as much as $16.7 million, (before offset for any correlated competent authority adjustments), as a result of settlements with taxing authorities or the expiration of the statute of limitations.

The IRS has completed and closed its audits of our tax returns through 2003. During the second quarter of 2007, the IRS commenced the audit of our tax returns for the years 2004 and 2005. All field work has been completed and we have agreed to all adjustments except for an adjustment related to the research and development credit. We have filed a protest letter for the issue to commence the appeals process, which is still ongoing as of December 31, 2011. The remaining agreed issues for the 2004 and 2005 tax years will result in an immaterial cash refund. During the first quarter of 2010, the IRS commenced the audit of our tax returns for the years 2006, 2007 and 2008, and is still ongoing as of December 31, 2011. We believe that adequate provisions for all outstanding issues have been made for all open years.

State income tax returns are generally subject to examination for a period of 3-5 years after filing of the respective return. The state impact of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states. Years still open to examination by tax authorities in major jurisdictions include: Arizona (2006 onward), California (2004 onward), Connecticut (2008 onward), Georgia (2008 onward), Louisiana (2007 onward), Maryland (2008 onward), Michigan (2007 onward), New Jersey (2006 onward), North Carolina (2008 onward), Ohio (2008 onward), South Carolina (2008 onward), Texas (2007 onward), and West Virginia (2009 onward). We have various state income tax returns in the process of examination.

International jurisdictions have statutes of limitations generally ranging from 3-5 years after filing of the respective return. Years still open to examination by tax authorities in major jurisdictions include: Austria (2009 onward), Belgium (2010 onward), Germany (2008 onward), Netherlands (2006 onward), Canada (2003 onward), UK (2005 onward), Italy (2007 onward), China (2003 onward), and Norway (2003 onward). We are currently under examination in several of these jurisdictions.